NATIONS FUNDS TRUST

Nations International Equity Fund
Primary A Shares and Investor A, B and C Shares

Supplement dated January 7, 2004
to the Prospectuses dated August 1, 2003, as supplemented

At a meeting on December 23, 2003, the Board of Trustees of Nations Master Investment Trust decided to replace Putnam Investment Management, LLC ("Putnam") and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") as investment sub-advisers of Nations International Equity Master Portfolio (the "Master Portfolio"). It is anticipated that Putnam and INVESCO will be terminated no later than the end of the first quarter of 2004, that each firm will continue managing the portion of the Master Portfolio's assets allocated to it in the interim, and that one or more replacement investment sub-advisers will be in place by that time. Going forward, Banc of America Capital Management, LLC ("BACAP") continues as primary adviser of the Master Portfolio, and Marsico Capital Management, LLC ("Marsico") continues as investment sub-adviser of the portion of the Master Portfolio's assets allocated to it.

The Board of Trustees considered a number of factors leading to the decision to replace Putnam and INVESCO. The factors included Putnam's and INVESCO's investment performance relative to index benchmarks, relative to other investment advisers managing similar portfolios, and relative to each other and to Marsico. The Board of Trustees noted the reasons for diversifying among multiple investment sub-advisers, and evaluated the track record and future prospects for the existing mix of investment sub-advisers and their ability to achieve better overall results given their investment philosophies and styles. The Board of Trustees also took into account the recently announced regulatory developments involving Putnam and INVESCO affiliates and, in the case of Putnam, recent personnel departures.

At the December meeting, the Board authorized BACAP to begin a search for one or more replacement sub-advisers. It is anticipated that BACAP will present the results of its search to the Board early in 2004, so that it can evaluate, approve and implement new arrangements before the Putnam and INVESCO terminations occur.